Exhibit 10.7




                                  AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                          COX COMMUNICATIONS PCS, L.P.

     This AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP is entered into as of the 23rd day of November 1998, by and between Cox Pioneer Partnership, a general partnership ("CPP"), Sprint Spectrum Holding Company, L.P. (formerly known as MajorCo, L.P.), a Delaware limited partnership ("Holdings"), and Sprint Corporation, a Kansas corporation ("Sprint"). RECITALS

     A. CPP and Holdings entered into an Agreement of Limited Partnership of Cox Communications PCS, L.P., dated as of December 31, 1996 (the "Partnership Agreement").

     B. On February 3, 1998, CPP exercised its right pursuant to Section 13.6(a)(i) of the Partnership Agreement (as in effect prior to this Amendment) to require that Holdings purchase a portion of its Interest, representing a Percentage Interest of 10.2%, and Holdings acquired such Interest on June 8, 1998.

     C. The Holdings Partners and certain other Persons have entered into a Restructuring and Merger Agreement, dated as of May 26, 1998, which provides, among other things, (i) for the consummation of transactions that will result in Holdings becoming a wholly-owned indirect subsidiary of Sprint and (ii) that the Partnership Agreement will be amended as provided in this Amendment upon the consummation of such transactions.

     D. In  connection  with the  closing  under the  Restructuring  and  Merger
Agreement, the parties to this Amendment desire to amend the Partnership Agreement as provided in this Amendment.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and agreements contained in this Amendment, the parties to this Amendment agree as follows:

                             SECTION 1. DEFINITIONS

     1.1 Definitions.

     The following capitalized words and phrases used in this Amendment have the following meanings:

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     "Amendment"  means this Amendment to Agreement of Limited  Partnership,  as amended from time to time.

     "Partnership Agreement" means the Agreement of Limited Partnership of Cox Communications PCS, L.P., dated as of December 31, 1996.

     1.2 Terms Defined in the Partnership Agreement.

     Capitalized terms used in this Amendment and not defined in this Amendment shall have the meanings assigned to them in the Partnership Agreement.

     1.3 Terms Generally.

     The definitions in Section 1.1 and elsewhere in this Amendment shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment in its entirety and not to any part hereof unless the context shall otherwise require. The rules of construction set forth in the Partnership Agreement shall apply to this Amendment.

                      SECTION 2. AMENDMENTS TO PARTNERSHIP
                                   AGREEMENT

     2.1 Amendment to Put and Call Rights.

     Section 13.6 of the Partnership Agreement is hereby amended to read in its entirety as follows:

     13.6 Put and Call Rights.

     (a) Put Rights. Subject to Section 13.6(d), CPP shall have the right to require Holdings (or, in the event of a Reorganization, Sprint) to acquire all or part of CPP's Interest, for the consideration and on the other terms specified in this Section 13.6, in accordance with the following provisions:

          (i) CPP may elect, by written notice delivered to Holdings during the period beginning on the later of (A) December 14, 1998 or (B) the date the determination is made pursuant to Section 13.6(g) of the Net Equity of CPP's Interest as of December 14, 1998, and ending ninety days after such later date, to require that Holdings (or, in the event of a Reorganization, Sprint) acquire either (x) up to that amount of CPP's Interest representing a Percentage Interest equal to 10.2% or (y) all of CPP's Interest.

          (ii) CPP may elect, by written notice delivered to Holdings during the period beginning on the later of (A) December 14, 1999 or (B) the date the determination
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


          is made pursuant to Section 13.6(g) of the Net Equity of CPP's Interest as of December 14, 1999, and ending ninety days after such later date, to require that Holdings (or, in the event of a Reorganization, Sprint) acquire either (x) up to that amount of CPP's Interest representing a Percentage Interest equal to 10.2% or (y) all of CPP's Interest.

          (iii) CPP may elect, by written notice delivered to Holdings during the period beginning on the later of (A) December 14, 2000 or (B) the date the determination is made pursuant to Section 13.6(g) of the Net Equity of CPP's Interest as of December 14, 2000, and ending ninety days after such later date, to require that Holdings (or, in the event of a Reorganization, Sprint) acquire up to that amount of CPP's Interest representing a Percentage Interest equal to 10.2%.

          (iv) CPP may elect, by written notice delivered to Holdings during the period beginning on the later of (A) December 14, 2001 or (B) the date the determination is made pursuant to Section 13.6(g) of the Net Equity of CPP's Interest as of December 14, 2001, and ending on the later of (A) ninety days after such later date or (B) thirty days after CPP's receipt of a notice from Holdings pursuant to Section 13.6(b)(i) with respect to less than all of CPP's Interest, to require that Holdings (or, in the event of a Reorganization, Sprint) acquire up to all of CPP's Interest.

          (v) CPP may elect, by written notice delivered to Holdings during the period beginning on the later of (A) December 14, 2002 or (B) the date the determination is made pursuant to Section 13.6(g) of the Net Equity of CPP's Interest as of December 14, 2002, and ending on the later of (A) ninety days after such later date or (B) thirty days after CPP's receipt of a notice from Holdings pursuant to Section 13.6(b)(ii) with respect to less than all of CPP's Interest, to require that Holdings (or, in the event of a Reorganization, Sprint) acquire up to all of CPP's Interest.

          (vi) CPP may elect, by written notice delivered to Holdings during the period beginning on the later of (A) December 14, 2003 or (B) the date the determination is made pursuant to Section 13.6(g) of the Net Equity of CPP's Interest as of December 14, 2003, and ending on the later of (A) ninety days after such later date or (B) thirty days after CPP's receipt of a notice from Holdings pursuant to Section 13.6(b)(iii) with respect to less than all of CPP's Interest, to require that Holdings (or, in the event of a Reorganization, Sprint) acquire up to all of CPP's Interest.

          (vii) CPP may elect, by written notice delivered to Holdings during the period beginning on the later of (A) December 14, 2004 or (B) the date the determination is made pursuant to Section 13.6(g) of the Net Equity of CPP's Interest as of December 14, 2004, and ending on the later of (A) ninety days after such later date or (B) thirty days after CPP's receipt of a notice from Holdings pursuant to Section 13.6(b)(iv) with respect to less than all of CPP's Interest, to require that Holdings (or, in the event of a Reorganization, Sprint) acquire up to all of CPP's Interest.

          (viii) CPP may elect, by written notice delivered to Holdings during the period beginning on the later of (A) December 14, 2005 or (B) the date the determination is made pursuant to Section 13.6(g) of the Net Equity of CPP's Interest as of December 14, 2005, and ending on the later of (A) ninety days after such later date or (B) thirty days after CPP's receipt of a notice from Holdings pursuant to Section 13.6(b)(v) with respect to less than all of CPP's Interest, to require that Holdings (or, in the event of a Reorganization, Sprint) acquire up to all of CPP's Interest.

     (b) Call Rights. Subject to Section 13.6(d), Holdings shall have the right to require that CPP (or, in the event of a Reorganization, the direct or indirect owners of CPP) Transfer to Holdings (or, in the event of a Reorganization, Sprint) all or part of CPP's Interest, for the consideration and on the other terms specified in this Section 13.6, in accordance with the following provisions:

          (i) Holdings may elect, by written notice delivered to CPP during the period beginning on the later of (A) December 14, 2001 or (B) the date the determination is made pursuant to Section 13.6(g) of the Net Equity of CPP's Interest as of December 14, 2001, and ending on the later of (A) ninety days after such later date or (B) thirty days after Holdings's receipt of a notice from CPP pursuant to Section 13.6(a)(iv) with respect to less than all of CPP's Interest, to require that CPP (or, in the event of a Reorganization, the direct or indirect owners of CPP) Transfer to Holdings (or, in the event of a Reorganization, Sprint) up to all of CPP's Interest.

          (ii) Holdings may elect, by written notice delivered to CPP during the period beginning on the later of (A) December 14, 2002 or (B) the date the determination is made pursuant to Section 13.6(g) of the Net Equity of CPP's Interest as of December 14, 2002, and ending on the later of (A) ninety days after such later date or (B) thirty days after Holdings's receipt of a notice from CPP pursuant to Section 13.6(a)(v) with respect to less than all of CPP's Interest, to require that CPP (or, in the event of a Reorganization, the direct or indirect owners of CPP) Transfer to Holdings (or, in the event of a Reorganization, Sprint) up to all of CPP's Interest.

          (iii) Holdings may elect, by written notice delivered to CPP during the period beginning on the later of (A) December 14, 2003 or (B) the date the determination is made pursuant to Section 13.6(g) of the Net Equity of CPP's Interest as of December 14, 2003, and ending on the later of (A) ninety days after such later date or (B) thirty days after Holdings's receipt of a notice from CPP pursuant to Section 13.6(a)(vi) with respect to less than all of CPP's Interest, to require that CPP (or, in the event of a Reorganization, the direct or indirect owners of CPP) Transfer to Holdings (or, in the event of a Reorganization, Sprint) up to all of CPP's Interest.

          (iv) Holdings may elect, by written notice delivered to CPP during the period beginning on the later of (A) December 14, 2004 or (B) the date the determination is made pursuant to Section 13.6(g) of the Net Equity of CPP's Interest as of December 14, 2004, and ending on the later of (A) ninety days after such later date or (B) thirty days after

          Holdings's receipt of a notice from CPP pursuant to Section 13.6(a)(vii) with respect to less than all of CPP's Interest, to require that CPP (or, in the event of a Reorganization, the direct or indirect owners of CPP) Transfer to Holdings (or, in the event of a Reorganization, Sprint) up to all of CPP's Interest.

          (v) Holdings may elect, by written notice delivered to CPP during the period beginning on the later of (A) December 14, 2005 or (B) the date the determination is made pursuant to Section 13.6(g) of the Net Equity of CPP's Interest as of December 14, 2005, and ending on the later of (A) ninety days after such later date or (B) thirty days after Holdings's receipt of a notice from CPP pursuant to Section 13.6(a)(viii) with respect to less than all of CPP's Interest, to require that CPP (or, in the event of a Reorganization, the direct or indirect owners of CPP) Transfer to Holdings (or, in the event of a Reorganization, Sprint) up to all of CPP's Interest.

     (c)  Requirements  as to Notice.  Any notice pursuant to Section 13.6(a) or
Section 13.6(b) shall specify the amount of CPP's Interest that CPP elects to require that Holdings (or, in the event of a Reorganization, Sprint) acquire or that Holdings elects to require that CPP (or, in the event of a Reorganization, the direct or indirect owners of CPP) Transfer, as applicable. Such amount shall be stated in terms of the Percentage Interest represented by the Interest to be Transferred and acquired.

     (d) Limitations.

          (i) CPP may not make an  election  pursuant to Section  13.6(a)(i)  or
     Section 13.6(a)(ii) to require the Transfer of all of CPP's Interest unless CPP is eligible to elect, and so elects, to require that such Transfer be effected through a Reorganization.

          (ii) Neither CPP nor Holdings may make an election pursuant to Section 13.6(a) or Section 13.6(b) unless CPP or Holdings shall have elected to commence the appraisal procedures required by this Section 13.6 pursuant to
     Section 13.6(g)(i) at least sixty (60) days prior to the date on which the applicable election pursuant to Section 13.6(a) or Section 13.6(b) could be made if the Net Equity of CPP's Interest, as of such date, had been determined.

          (iii) CPP will not be entitled to make an election:

               (A) pursuant to Section 13.6(a)(ii) with respect to a portion of CPP's Interest representing a Percentage Interest equal to 10.2% or less, unless CPP made an election pursuant to Section 13.6(a)(i) with respect to a portion of CPP's Interest representing a Percentage Interest equal to 10.2%; and

               (B) pursuant to Section 13.6(a)(iii), unless CPP made an election pursuant to each of Section 13.6(a)(i) and Section 13.6(a)(ii) with respect to a portion of CPP's Interest representing a Percentage Interest equal to 10.2%.

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



     (e) Consideration for Put or Call.

          (i) The consideration for the Transfer of all or any part of any Interest Transferred pursuant to this Section 13.6 shall be cash or shares of Series 2 PCS Stock, determined as follows:

               (A) If CPP elects pursuant to Section 13.6(a)(i), Section 13.6(a)(ii) or Section 13.6(a)(iii) to require the Transfer of up to that amount of CPP's Interest representing a Percentage Interest equal to 10.2%, then the consideration for the Transfer of all of the Interest so Transferred shall be cash.

               (B) If CPP elects pursuant to Section 13.6(a)(i) or Section 13.6(a)(ii) to require the Transfer of all of CPP's Interest, then the consideration for the Transfer of all of CPP's Interest shall be shares of Series 2 PCS Stock, to be issued in a Reorganization.

               (C)  If CPP  elects  pursuant  to  Section  13.6(a)(iv),  Section
          13.6(a)(v), Section 13.6(a)(vi), Section 13.6(a)(vii) or Section 13.6(a)(viii) to require the Transfer of all of CPP's Interest, or if Holdings elects pursuant to Section 13.6(b) to require the Transfer of all of CPP's Interest, then:

                    (1) if Holdings so elects, the consideration for the Transfer of all of CPP's Interest shall be shares of Series 2 PCS Stock, and

                    (2) if Holdings does not elect to require that the consideration for the Transfer of all of CPP's Interest be shares of Series 2 PCS Stock, then CPP may elect pursuant to this
               Section 13.6(e)(i) whether the consideration for all or any part of any Interest Transferred pursuant to this Section 13.6 shall be cash or shares of Series 2 PCS Stock.

               (D) In all other events, CPP may elect pursuant to this Section 13.6(e)(i) whether the consideration for all or any part of any Interest Transferred pursuant to this Section 13.6 shall be cash or shares of Series 2 PCS Stock.

          (ii) If the consideration for any part of any Interest Transferred pursuant to this Section 13.6 is shares of Series 2 PCS Stock:

               (A) such shares, upon issuance, will be duly authorized, validly issued, fully paid and nonassessable; and

               (B) such shares of Series 2 PCS Stock will be freely tradeable and transferable, subject only to restrictions imposed by applicable securities laws, and will be "Registrable Securities" for purposes of the Registration Rights Agreement entered into pursuant to the Restructuring Agreement;

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



          (iii) In the  event of a  Transfer  of an  Interest  pursuant  to this
     Section 13.6 that is not a Reorganization, if the consideration for any part of such Interest is shares of Series 2 PCS Stock, the number of shares of Series 2 PCS Stock to be issued in exchange for such part of such Interest shall be such that the fair market value of such shares, determined in accordance with Section 13.6(g), as of the date as of which the Net Equity of CPP's Interest was determined for purposes of determining the Purchase Price pursuant to Section 13.6(g), shall equal the Purchase Price of such part of such Interest, determined in accordance with Section 13.6(g); and

          (iv) In the event of a Reorganization, the number of shares of Series 2 PCS Stock to be issued in exchange for an Interest Transferred pursuant to this Section 13.6 and any Partner Loans and any Special Interest owned, directly or indirectly, by the Eligible Corporations that are parties to the Reorganization shall be such that the fair market value of such shares, determined in accordance with Section 13.6(g), as of the date as of which the Net Equity of the Transferred Interest was determined for purposes of determining the Purchase Price pursuant to Section 13.6(g), shall equal the Purchase Price of the Transferred Interest, determined in accordance with
     Section 13.6(g), plus the purchase price for any Partner Loans and any Special Interest owned, directly or indirectly, by the Eligible Corporations that are parties to the Reorganization, each determined in accordance with Section 13.3.

          (v) To the extent that the consideration for any part of any Interest Transferred pursuant to this Section 13.6 is cash, such cash shall be in an amount equal to the Purchase Price of such part of such Interest, determined in accordance with Section 13.6(g).

          (vi) Notwithstanding Section 13.3, in the event of a Reorganization, neither Holdings nor Sprint shall be required to purchase directly from the holder thereof any Partner Loans or any Special Interest owned, directly or indirectly, by the Eligible Corporations that are parties to the Reorganization, but Sprint shall acquire any such Partner Loans and any such Special Interest indirectly by acquiring the Eligible Corporations that are parties to the Reorganization, and the purchase price determined under Section 13.3 with respect to any such Partner Loans or Special Interest shall be taken into account as provided in Section 13.6(e)(iv). Except as provided in the preceding sentence, in the event of a Transfer of all or part of CPP's Interest pursuant to this Section 13.6, the transferee will be obligated to purchase from CPP and its Affiliates all or part of any Partner Loans or any Special Interest held directly or indirectly by CPP or any Affiliate thereof, as provided in Section 13.3.

     (f)  Other  Terms  and  Conditions  of  Transfer.

          (i) In the event of the Transfer of all of CPP's Interest pursuant to this Section 13.6, if (A) the consideration for all of such Interest is shares of Series 2 PCS Stock and (B) all of CPP's Interest is owned, directly or indirectly, by one or more Eligible Corporations (through their ownership of all the outstanding equity interests in CPP or otherwise), then CPP may elect to require that Sprint acquire, indirectly, the Interest to be Transferred, and any Partner Loans and any Special Interest owned, directly or indirectly, by such Eligible Corporations, through the acquisition by Sprint or one or more wholly-owned subsidiaries of Sprint of all the outstanding capital stock in each of such Eligible Corporations in a transaction intended to qualify as one or more "reorganizations" within the meaning of Code Section 368(a) (such acquisition, a "Reorganization"). To the extent possible consistent with the foregoing provisions of this Section 13.6(f)(i), any Reorganization shall be structured in a manner that will not result in a termination of the Partnership within the meaning of Code Section 708.

          (ii) Unless CPP and Holdings otherwise agree, the closing of any Transfer of an Interest pursuant to this Section 13.6 shall be held at the principal office of the Partnership at 10:00 a.m. (local time at the place of closing) on the first Business Day on or after the thirtieth (30th) day following the election by CPP or Holdings pursuant to Section 13.6(a) or
     Section 13.6(b), subject to the provisions of Section 12.5 and Section 13.6(g)(iv).

          (iii) At the closing, except in the case of a Reorganization, Holdings shall pay to CPP, by cash or other immediately available funds, the consideration for any Interest being Transferred, any Partner Loans, and any Special Interest for which the consideration is to be paid in cash, and Sprint shall issue to CPP shares of Series 2 PCS Stock in exchange for any Interest being Transferred for which the consideration is to be paid in the form of Series 2 PCS Stock.

          (iv) At the closing, CPP shall have good title, free and clear of any Liens (other than those created by this Agreement and those securing financing obtained by the Partnership), to the Interest, Partner Loans and Special Interest being acquired and, except in the case of a Reorganization, shall transfer such title to Holdings.

          (v) At the closing of a Reorganization, Cox Parent shall provide Sprint with indemnities against any liabilities of any Eligible Corporation that is a party to the Reorganization and any subsidiary thereof, including CPP, that are not attributed to them from the Partnership (which indemnities shall be commensurate to those provided pursuant to the Restructuring Agreement by Cox Parent with respect to liabilities of Cox Communications Wireless, Inc. that are not attributable to Holdings or PhillieCo, L.P.), and Sprint shall issue to the stockholders of the Eligible Corporations that are parties to the Reorganization the stock of which is acquired in the Reorganization shares of Series 2 PCS Stock in exchange for the outstanding stock of such Eligible Corporations.

          (vi) At the closing, Holdings, CPP, Sprint, and, in the event of a Reorganization, the other parties to the Reorganization shall execute such documents and instruments of conveyance as may be necessary or appropriate to effectuate the transactions contemplated hereby, including, if applicable, the Transfer of the Interest being Transferred and any Partner Loans or Special Interest to Holdings, the assumption by Holdings of CPP's obligations with respect to the portion of CPP's Interest Transferred to Holdings, and, in the event of a Reorganization, the acquisition by Sprint or one or more wholly-owned subsidiaries of Sprint of all the outstanding capital stock in each Eligible Corporation that is a party to the Reorganization and the issuance by Sprint to the stockholders of each such Eligible Corporation of shares of Series 2 PCS Stock. Each of the Partnership, Holdings, CPP, Sprint, and, in the event of a Reorganization, the other parties to the Reorganization shall bear its own costs of such Transfer and closing, including attorneys' fees and filing fees.

          (g) Determination of Values.

          (i) Commencement of Appraisals. Either Partner may elect to commence the appraisal procedures necessary to determine the Net Equity of CPP's Interest by sending written notice of its election to the other Partner, which notice shall designate the First Appraiser. Within ten (10) Business Days after its receipt of such notice, the other Partner shall send a written notice to the electing Partner designating the Second Appraiser. Each Partner shall bear the costs of the appraisal submitted by the appraiser designated by such Partner. If a Third Appraiser is appointed, the costs of the appraisal submitted by such Third Appraiser shall be borne one-half by CPP and one-half by Holdings.

          (ii) Net Equity of CPP's Interest. Net Equity of CPP's Interest for purposes of any determination referred to in Section 13.6(a) or Section 13.6(b) shall be determined in accordance with Section 12.3 by the First Appraiser and the Second Appraiser designated pursuant to Section 13.6(g)(i) (and, if applicable, by a Third Appraiser selected by such appraisers); provided, however, that, if the Transfer of CPP's Interest is structured as a Reorganization that does not result in a "step-up" in the basis of the assets of the Partnership to their respective fair market values (or produce an equivalent result from the standpoint of the Holdings Partners under Section 704 of the Internal Revenue Code), the appraisers shall adjust the Gross Appraised Value of the assets of the Partnership for purposes of their appraisals to take into account the effect of the absence of a step-up in basis on the price at which a willing seller would sell, and a willing buyer would buy, such assets.

          (iii) Fair Market Value of Stock. The fair market value as of any date of each share of Series 2 PCS Stock to be issued in exchange for CPP's Interest will be the average for the twenty full trading days preceding such date of (A) the last reported sales prices, regular way, as reported on the principal national securities exchange on which shares of Series 1 PCS Stock are listed or admitted for trading or (B) if shares of Series 1 PCS Stock are not listed or admitted for trading on any national securities exchange, the last reported sales prices, regular way, as reported on the Nasdaq National Market or, if shares of Series 1 PCS Stock are not listed on the Nasdaq National Market, the average of the highest bid and lowest asked prices on each such trading day as reported on the Nasdaq Stock Market, or (C) if shares of Series 1 PCS Stock are not listed or admitted to trading on any national securities exchange, the Nasdaq National Market or the Nasdaq Stock Market, the average of the highest bid and lowest asked prices on each such trading day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. For purposes of this Section 13.6(g)(iii), a "trading day" means a day on which the principal national securities exchange on which shares of Series 1 PCS Stock are listed or admitted to trading, or the Nasdaq National Market or the Nasdaq

     Stock Market, as applicable, if shares of Series 1 PCS Stock are not listed or admitted to trading on any national securities exchange, is open for the transaction of business (unless such trading shall have been suspended for the entire day) or, if shares of Series 1 PCS Stock are not listed or admitted to trading on any national securities exchange, the Nasdaq National Market or the Nasdaq Stock Market, any Business Day. For purposes of determining the fair market value of a share of Series 2 PCS Stock, (i) the applicable sales price or bid and asked prices of a share of Series 1 PCS Stock on any day prior to any "ex-dividend" date or any similar date occurring prior to the closing of the exchange of shares of Series 2 PCS Stock for CPP's Interest for any dividend or distribution (other than a dividend or distribution contemplated by clause (ii)(B) of this sentence) paid or to be paid with respect to a share of Series 1 PCS Stock shall be reduced by the Fair Value (as defined in the Amended and Restated Articles of Incorporation of Sprint, as in effect on the Closing Date (as defined in the Restructuring Agreement)) of the per share amount of such dividend or distribution and (ii) the applicable sales price or bid and asked prices of a share of Series 1 PCS Stock on any day prior to (A) the effective date of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding shares of Series 1 PCS Stock occurring prior to the closing of the exchange of shares of Series 2 PCS Stock for CPP's Interest or (B) any "ex-dividend" date or any similar date occurring prior to the closing of the exchange of shares of Series 2 PCS Stock for CPP's Interest for any dividend or distribution with respect to shares of Series 1 PCS Stock to be made in shares of Series 1 PCS Stock or securities that are convertible, exchangeable, or exercisable for shares of Series 1 PCS Stock shall be appropriately adjusted, as determined by the Board of Directors of Sprint, to reflect such subdivision, combination, dividend, or distribution. (iv) Re-Determination of Values. If the closing of any Transfer of an Interest is to occur more than six months after the date referred to in the applicable subparagraph of Section 13.6(a) or
     Section 13.6(b) (for example, in the case of an election pursuant to Section 13.6(a)(i), if the closing is to occur more than six months after December 14, 1998) or any six-month anniversary thereof, the Net Equity of the Interest to be Transferred shall be re-determined as of the six-month anniversary of the date referred to in the applicable subparagraph of
     Section 13.6(a) or Section 13.6(b) that immediately precedes the closing date of such Transfer by the same First Appraiser and Second Appraiser (and, if applicable, Third Appraiser) that determined Gross Appraised Value as of the date referred to in the applicable subparagraph of Section 13.6(a) or Section 13.6(b). Any such re- determination shall be made in accordance with the procedures specified above in this Section 13.6(g) except that each of the First Appraiser and the Second Appraiser shall submit its determination of Gross Appraised Value within fifteen (15) days after such six-month anniversary and the Third Appraiser shall submit its determination of Gross Appraised Value within fifteen (15) days after the latest date on which either the First Appraiser or the Second Appraiser submitted its determination of Gross Appraised Value. The closing date of any Transfer of an Interest pursuant to this Section 13.6 shall be postponed as required to permit Gross Appraised Value to be re-determined pursuant to this Section 13.6(g)(iv).

          (v) Purchase Price. The Purchase Price of any Transferred Interest shall be the Net Equity of such Interest as determined pursuant to this
     Section 13.6(g)
     immediately  prior to the relevant  election pursuant to Section 13.6(a) or
     Section 13.6(b) or, if the closing date for the Transfer of such Interest is more than six months after the date referred to in the applicable subparagraph of Section 13.6(a) or Section 13.6(b) (for example, in the case of an election pursuant to Section 13.6(a)(i), if the closing is to occur more than six months after December 14, 1998), Net Equity as re-determined pursuant to Section 13.6(g)(iv) as of the six-month anniversary of the date referred to in the applicable subparagraph of
     Section 13.6(a) or Section 13.6(b) that immediately precedes the closing date for the Transfer of such Interest, adjusted in any case for any Capital Contributions by and distributions to the Partners from the latest date as of which Net Equity was determined through the closing date for the Transfer of such Interest. The Purchase Price of any part of a Transferred Interest shall be the Purchase Price for such Transferred Interest as determined above allocated on the basis of the Percentage Interest represented by such part of the Transferred Interest.

          (h) Additional Defined Terms. The following capitalized words and phrases used in this Section 13.6 have the following meanings:

               (i) "Eligible Corporation" means a corporation that satisfies the following criteria:

                    (A) such  corporation  shall  not have  engaged  at any time prior to the Reorganization in any business other than holding, directly or indirectly, equity interests in the Partnership;

                    (B) all  outstanding  stock of such  corporation  shall have
               been  duly  and   validly   issued,   shall  be  fully  paid  and
               nonassessable;

                    (C) there  shall not exist  any  outstanding  or  authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require such corporation to issue, sell, or otherwise cause to become outstanding any capital stock;

                    (D) the corporation shall have no debt, liability, commitment, or other obligation of any kind whatsoever, other than those attributed to it, directly or indirectly, from the Partnership or arising under the Partnership Agreement or any agreement between such corporation and any other Person (either an Eligible Corporation or a Subsidiary of such corporation or another Eligible Corporation) all the outstanding equity interests of which would be acquired by Sprint, directly or indirectly, in a Reorganization involving such corporation;

                    (E) the corporation shall have no assets other than a direct or indirect equity interest in the Partnership and contractual rights arising under the Partnership Agreement and any agreement between such corporation and any other Person (either an Eligible Corporation or a Subsidiary of such corporation or another Eligible

               Corporation) all the outstanding  equity interests of which would
               be   acquired   by  Sprint,   directly   or   indirectly,   in  a
               Reorganization involving such corporation; and

                    (F) the corporation shall have no attributes that would have an adverse effect on Sprint as the successor corporation in the Reorganization (after giving effect to the indemnities of Cox Parent pursuant to Section 13.6(f)(v)) or that would preclude an acquisition of the corporation from qualifying as a "reorganization" within the meaning of Code Section 368(a).

          (ii) "Purchase Price" means, with respect to any Transfer of an Interest pursuant to this Section 13.6, the amount specified in Section 13.6(g)(v) as the Purchase Price.

          (iii) "Restructuring Agreement" means the Restructuring and Merger Agreement, dated as of May 26, 1998, among Sprint, Tele-Communications, Inc., Comcast Corporation, and Cox Parent, and certain subsidiaries of each of them.

          (iv) "Reorganization" is defined in Section 13.6(f)(i).

          (v) "Series 1 PCS Stock" means the PCS Common Stock-Series 1, par value $0.01 per share, of Sprint, as it exists on the Closing Date (as defined in the Restructuring Agreement), and any securities of Sprint into or for which such Series 1 Sprint PCS Group Common Stock may thereafter be changed, converted or exchanged.

          (vi) "Series 2 PCS Stock" means the PCS Common Stock-Series 2, par value $0.01 per share, of Sprint, as it exists on the Closing Date (as defined in the Restructuring Agreement), and any securities of Sprint into or for which such Series 2 Sprint PCS Group Common Stock may thereafter be changed, converted or exchanged.

          (vii) "Sprint" means Sprint Corporation, a Kansas corporation, and any successor (by merger, consolidation, Transfer or otherwise) to all or substantially all of its business and assets.

     2.2 Schedule 13.6 Eliminated.

     The Partnership Agreement is amended by deleting Schedule 13.6 therefrom.

     2.3 Miscellaneous Amendments.

     (a) The definition of "Adverse Act" in Section 1.10 of the Partnership Agreement is amended by deleting subparagraph (v) and subparagraph (viii) thereof.

     (b) The definition of "Affiliate" in Section 1.10 of the Partnership Agreement is amended by deleting clause (ii) from the proviso thereto.

     (c) The Partnership Agreement is amended by deleting Schedule 5.1(d) in the form attached to the Partnership Agreement and substituting therefor Schedule 5.1(d) in the form attached to this Amendment.

     (d) The Partnership Agreement is amended by deleting Section 5.2(e).

     (e) The  Partnership  Agreement is amended by deleting the last sentence of
Section 16.13.

     2.4 Other Amendments.

     Except as amended hereby, the Partnership Agreement shall remain unchanged and in full force and effect. From and after the date of this amendment, each reference in the Partnership Agreement to "this Agreement," "hereof," "hereunder," or words of like import, and all references to the Partnership Agreement in any and all agreements, instruments, documents, and other writings (other than in this Amendment or as otherwise expressly provided) shall be deemed to mean the Partnership Agreement, as amended by this Amendment.

     2.5 Pending Elections.

     CPP's notice, dated October 13, 1998, pursuant to Section 13.6(g)(i) of the Partnership Agreement (as in effect immediately prior to this Amendment) shall constitute an election and notice pursuant to Section 13.6(g)(i) of the Partnership Agreement as amended hereby for all purposes under Section 13.6 of the Partnership Agreement as amended hereby. Holdings's notice, dated October 26, 1998, pursuant to Section 13.6(g)(i) of the Partnership Agreement (as in effect immediately prior to this Amendment) shall constitute a notice pursuant to Section 13.6(g)(i) of the Partnership Agreement as amended hereby for all purposes under Section 13.6 of the Partnership Agreement as amended hereby.

                   SECTION 3. AGREEMENT OF SPRINT CORPORATION

     By executing this Amendment, Sprint agrees to perform all agreements and covenants and to take all actions specified as agreements, covenants and actions of Sprint in Section 13.6 of the Partnership Agreement, as amended by this Amendment, as and to the same extent as if the Partnership Agreement, as so amended, were binding upon Sprint as a party thereto.

                            SECTION 4. MISCELLANEOUS

     4.1 Binding Effect.

     This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns.

     4.2 Construction.

     This Amendment shall be construed simply according to its fair meaning and not strictly for or against any party.

     4.3 Time.

     Time is of the essence with respect to this Amendment.

     4.4 Headings.

     The section and other headings contained in this Amendment are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment.

     4.5 Severability.

     Every provision of this Amendment is intended to be severable. If any term or provision hereof is illegal, invalid or unenforceable for any reason whatsoever, that term or provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and such illegality, invalidity or unenforceability shall not affect the validity or legality of the remainder of this Amendment. If necessary to effect the intent of the parties, the parties will negotiate in good faith to amend this Amendment to replace the unenforceable language with enforceable language which as closely as possible reflects such intent.

     4.6 Further Action.

     Each party, upon the reasonable request of any other party, agrees to perform all further acts and execute, acknowledge and deliver any documents which may be reasonably necessary, appropriate or desirable to carry out the intent and purposes of this Amendment.

     4.7 Governing Law.

     The internal laws of the State of Delaware (without regard to principles of conflict of law) shall govern the validity of this Amendment, the construction of its terms and the interpretation of the rights and duties of the parties.

     4.8 Counterpart Execution.

     This Amendment may be executed in two or more counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

     4.9 Specific Performance; Attorneys' Fees.

     Each party agrees with each other parties that each other party would be irreparably damaged if any of the provisions of this Amendment were not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, in addition to any other remedy to which any non-breaching party may be entitled, at law or in equity, such non-breaching party shall be entitled to injunctive relief to prevent breaches of this Amendment and specifically to enforce the terms and provisions hereof, and any breaching party shall reimburse any non-breaching party for all costs and expenses reasonably incurred by such non- breaching party in enforcing its rights under this Section 4.9. In the event of a breach by any party that results in a lawsuit or other proceeding for any remedy available under this Amendment, the prevailing party shall be entitled to reimbursement from the other party of its reasonable attorneys' fees and expenses.

     4.10 Entire Agreement.

     The provisions of this Amendment set forth the entire agreement and understanding among the parties as to the subject matter hereof and supersede all prior agreements, oral or written, and other communications among the parties relating to the subject matter hereof. This Amendment cannot be amended, supplemented or changed except by an agreement in writing that makes specific reference to this Amendment and which is signed by the party against which enforcement of any such amendment, supplement or change is sought.

                     [signatures follow on a separate page]

     IN WITNESS WHEREOF, the parties have entered into this Amendment to Agreement of Limited Partnership of Cox Communications PCS, L.P. as of the date first above set forth.

                              COX PIONEER PARTNERSHIP

                              By   Cox Communications Pioneer, Inc., its
                                   Managing General Partner


                              By:  /s/David M. Woodrow
                                   -----------------------
                                   Name: David M. Woodrow
                                   Title: Vice president

                              SPRINT SPECTRUM HOLDING COMPANY, L.P.

                              By   Sprint Enterprises, L.P., its General Partner

                                   By  US Telecom, Inc., its General Partner


                                   By:  /s/ Don A. Jensen
                                        -----------------------
                                        Name: Don A. Jensen
                                        Title: Vice President

                              SPRINT CORPORATION


                              By:  /s/ Don A. Jensen
                                   -----------------------
                                   Name: Don A. Jensen
                                   Title: Vice President

     Pursuant to Section 16.13 of the Partnership Agreement, the following Persons consent to the amendments to the Partnership Agreement set forth in the foregoing Amendment.

                              Sprint Enterprises, L.P.

                              By   US Telecom, Inc., its General Partner

                              By:  /s/ Don A. Jensen
                                   -----------------------
                                   Name: Don A. Jensen
                                   Title: Vice President

                              TCI Telephony Services, Inc.


                              By:  /s/ Gary D. Howard
                                   -----------------------
                                   Name: Gary S. Howard
                                   Title: President

                              Comcast Telephony Services

                              By   Comcast Telephony Services, Inc., its
                                   General Partner


                              By:  /s/ Arthur R. Block
                                   -----------------------
                                   Name: Arthur R. Block
                                   Title: Vice President

                              Cox Telephony Partnership

                              By   Cox Communications Wireless, Inc., its
                                   General Partner

                              By:  /s/David M. Woodrow
                                   -----------------------
                                   Name: David M. Woodrow
                                   Title: Vice president